                                  $__________

                              COLLAGEN CORPORATION

                   % EXCHANGEABLE SUBORDINATED NOTES DUE 2002


                             UNDERWRITING AGREEMENT

                                                                          , 1995

ALEX. BROWN & SONS INCORPORATED
135 East Baltimore Street
Baltimore, Maryland 21202

Ladies & Gentlemen:

         Collagen Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Underwriter") $__________ principal amount of its __% Exchangeable Subordinated Notes due 2002 (the "Firm Notes"). The Company also proposes to issue and sell at the Underwriter's option up to an additional $__________ principal amount of its __% Exchangeable Subordinated Notes due 2002 (the "Option Notes") as set forth below. The Notes and the Option Notes (to the extent the aforementioned option is exercised) are herein collectively called the "Notes."

         The Notes are to be issued pursuant to the provisions of an Indenture dated as of _______________, 1995 (the "Indenture") between the Company and The First National Bank of Boston, as Trustee (the "Trustee"). The Notes are exchangeable at the option of the holder for "Exchange Property" as defined in the Indenture ("Exchange Property"), consisting initially of shares of Common Stock ("Common Stock") of Target Therapeutics, Inc., a Delaware corporation ("Target"), owned by the Company and deposited by the Company with The
First National Bank of Boston in its capacity as Exchange Agent (the "Exchange Agent") pursuant to the provisions of an Exchange Agreement dated as of
 _______________, 1995 (the "Exchange Agreement") between the Company and the Exchange Agent.

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1.      Representations and Warranties of the Company and Target.

                 (a) The Company represents, warrants and agrees as follows:

                          (i) A registration statement on Form S-3 (File No. 33-_______) with respect to the Notes and the shares of Common Stock issuable upon conversion of the Notes (the "Exchange Stock") has been prepared by the Company and Target in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder and has been filed with the Commission under the Act. The Company meets all of the requirements for use of Form S-3 under the Act and the Rules and Regulations. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of Rule 430A of the Rules and Regulations), exhibits, financial statements and schedules contained therein, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, herein referred to as the "Registration Statement," which, upon filing of the Prospectuses referred to below with the Commission, shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectuses referred to below, has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The form of each prospectus first filed by the Company with the Commission pursuant to Rule 424(b) and Rule 430A, one of which relates to the offering of Notes and the other of which relates to the offering of shares of Common Stock of Target issuable upon exchange of the Notes, are herein referred to collectively as the "Prospectus." Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus."

                          (ii) Each of the Company and its majority owned subsidiaries (together the "Company Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; each of the Company and the Company Subsidiaries is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, except where the failure to qualify would not have a material adverse effect upon the business or property of the Company and the Company Subsidiaries taken as a whole. The Company Subsidiaries are the Company's only subsidiaries; the Company's shares of the outstanding capital stock of the Company Subsidiaries are free and clear of all claims, liens, charges and encumbrances; all of the issued and outstanding shares of capital stock of the Company Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable.





                                       2.

                          (iii) The Indenture has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms and has been duly qualified under, and conforms to the requirements of, the Trust Indenture Act of 1939, as amended.

                          (iv) The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, will be validly issued and outstanding, and valid and binding obligations of the Company enforceable in accordance with their terms and will be entitled to the benefits of the Indenture.

                          (v) The Company has authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus; the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with all federal and state securities laws; no stockholder of the Company has any right pursuant to any agreement that has not been waived to require the Company to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated herein; all necessary and proper corporate proceedings have been taken by the Company in order to authorize the sale of the Notes and no further approval or authority of the Company or by the stockholders or the Board of Directors of Company is required for the sale of the Notes as contemplated herein.

                          (vi) The Notes conform with the statements concerning them made in the Registration Statement.

                          (vii) The Company has not received from the Commission any order preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Notes nor instituted or, to the knowledge of the Company, threatened instituting proceedings for that purpose. Insofar as it relates to matters other than Target, the Registration Statement contains and the Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein by, and in all respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or





                                       3.

         supplement, (A) incorporated by reference from reports, exhibits, documents or registration statements of Target or appearing under the captions "Prospectus Summary - Target," "Risk Factors - Risk Factors Relating to Target," "Price Range of Target Common Stock and Dividend Policy," "Selected Consolidated Financial Data of Target," "Management's Discussion and Analysis of Financial Condition and Results of Operations of Target," "Business of Target," "Management of Target," "Description of Target Common Stock," and "Target Financial Statements" (collectively, the "Target Information") or (B) contained or omitted in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for use in the preparation thereof.

                          (viii) The consolidated financial statements of the Company, taken as a whole, together with related notes and schedules as set forth in the Registration Statement, present fairly the consolidated financial position and the consolidated results of operations of the Company and the Company Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data and schedules of the Company included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. No other financial statements or schedules of the Company are required to be included in the Registration Statement.

                          (ix) There is no action, suit or proceeding pending or, to the knowledge of the Company, after due inquiry, threatened against the Company or any of the Company Subsidiaries before any court or regulatory, governmental or administrative agency or body that could reasonably be expected to result in any material adverse change in the business or condition (financial or otherwise) or results of operations of the Company and the Company Subsidiaries, taken as a whole, except as specifically described in the Registration Statement. Neither the Company nor any of the Company Subsidiaries is a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body that could reasonably be expected to result in any material adverse change in the business condition (financial or otherwise) or results of operations of the Company and the Company Subsidiaries, taken as a whole.

                          (x)     The Company and each of the Company
         Subsidiaries has good and marketable title to all of the properties and assets owned by it reflected in either the financial statements or as described in the Registration Statement and is subject to no lien, mortgage, security interest, pledge or encumbrance (other than easements, if any) of any kind, except those reflected in such financial statements or as described in the Registration Statement and except for such encumbrances that, individually or in the





                                       4.

         aggregate, would not have a material adverse effect on the Company and the Company Subsidiaries, taken as a whole. The Company and each of the Company Subsidiaries occupies its leased properties under valid and binding leases conforming to the description thereof set forth in the Registration Statement.

                          (xi)    The Company and each of the Company
         Subsidiaries has filed all foreign, federal, state and local income tax returns that have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it. There is no tax deficiency that has been or might reasonably be expected to be asserted or threatened against the Company or any of the Company Subsidiaries that could materially adversely affect the business operations or property of the Company and the any of the Company Subsidiaries, taken as a whole. The Company and each of the Company Subsidiaries has paid all sales, use and transfer taxes applicable to it and its business and operations that were or are due. Neither the Company nor any of the Company Subsidiaries has received any notice of deficiency or claim for payment from any governmental or regulatory body with respect to such sales, use or transfer taxes which relates to liabilities that are individually, or in the aggregate, material to the Company's consolidated financial condition.

                          (xii) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, (a) there has not been any material adverse change or development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and the Company Subsidiaries, taken as a whole, or the earnings, business affairs or management, of the Company or the Company Subsidiaries, whether or not occurring in the ordinary course of business, (b) there has not been any material transaction entered into by the Company or any of the Company Subsidiaries, other than transactions in the ordinary course or transactions specifically described in the Registration Statement, as it may be amended or supplemented, (c) neither the Company nor any of the Company Subsidiaries has sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity, not covered by insurance, (d) neither the Company nor any of the Company Subsidiaries has paid or declared any dividends or other distribution with respect to its capital stock, except as described in the Registration Statement, and the Company is not in default in the payment of principal of or interest on any outstanding debt obligations and (e) there has not been any change in the capital stock (other than the exercise or grant of stock options or purchase of shares pursuant to the Company's stock option and stock purchase plans described in the Registration Statement) or material increase in indebtedness of the Company. Neither the Company nor any of the Company Subsidiaries has any material contingent obligation that is not disclosed in the Registration Statement (or contained in the financial statements or related notes thereto), as such may be amended or supplemented.

                          (xiii) Neither the Company nor any of the Company Subsidiaries is in violation or default under any provision of its certificate of incorporation or bylaws, or any of its agreements, leases, licenses, contracts, franchises, mortgages, permits, deeds





                                       5.

         of trust, indentures or other instruments or obligations to which the Company or any of the Company Subsidiaries is a party or by which it or any of its properties is bound or may be affected, except where such violation or default would not have a material adverse effect on the business or financial condition of the Company or any of the Company Subsidiaries, taken as a whole.

                          (xiv) The execution and performance of this Agreement and the consummation of the transactions contemplated herein and in the Indenture and the Exchange Agreement do not and will not conflict with or result in a breach of, or violation of, any of the terms or provisions of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any indenture, license, mortgage, lease, franchise, permit, deed of trust or other agreement or instrument to which the Company or any of the Company Subsidiaries is a party or by which the Company or any of the Company Subsidiaries or any of their property may be bound or affected, except where such breach, violation or default would not have a material adverse effect on the business or financial condition of the Company and the Company Subsidiaries, taken as a whole, or violate any of the provisions of the certificate of incorporation or bylaws of the Company or any of the Company Subsidiaries, or violate any order, judgment, statute, rule or regulation applicable to the Company or the Company Subsidiaries of any court or of any regulatory, administrative or governmental body or agency having jurisdiction over the Company or any of the Company Subsidiaries or any of their property.

                          (xv) The Company has the legal right, corporate power and authority to enter into this Agreement, the Indenture and Exchange Agreement and perform the transactions contemplated hereby and thereby. This Agreement, the Indenture and the Exchange Agreement have been duly authorized, executed and delivered by the Company and are enforceable in accordance with their terms.

                          (xvi) Each approval, registration, qualification, license, permit, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body or agency necessary in connection with the execution and delivery by the Company of this Agreement, the Indenture and the Exchange Agreement and the consummation of the transactions contemplated herein and therein (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Notes for public offering by the Underwriter under state securities or Blue Sky laws) has been obtained or made and each is in full force and effect.

                          (xvii) Except as otherwise expressly described in the Registration Statement, the Company owns or possesses adequate and sufficient rights to use all patents, patent rights, trade secrets, licenses or royalty arrangements, trademarks and trademark rights, service marks, trade names, copyrights, know how or proprietary





                                       6.

         techniques or rights thereto of others, and governmental, regulatory or administrative authorizations, orders, permits, certificates and consents necessary for the conduct of the business of the Company and the Company Subsidiaries, except where the failure to possess such would not have a material adverse effect on the business or financial condition of the Company and the Company Subsidiaries taken as a whole; except as otherwise expressly disclosed in the Registration Statement, the Company is not aware of any material pending or threatened action, suit, proceeding or claim by others, either domestically or internationally, that the Company or any of the Company Subsidiaries is violating any patents, patent rights, copyrights, trademarks or trademark rights, inventions, service marks, trade names, licenses or royalty arrangements, trade secrets, know how or proprietary techniques or rights thereto of others, or governmental, regulatory or administrative authorizations, orders, permits, certificates and consents; except as otherwise expressly disclosed in the Registration Statement, the Company is not aware of any rights of third parties to, or any infringement of, any of the Company's trademarks or trademark rights, copyrights, licenses or royalty arrangements, trade secrets, know how or proprietary techniques, including processes and substances, or rights thereto of others, that could materially adversely affect the use thereof by the Company; except as otherwise expressly disclosed in the Registration Statement, the Company is not aware of any pending or threatened material action, suit, proceeding or claim by others challenging the validity or scope of any of such trademarks or trademark rights, copyrights, licenses or royalty arrangements, trade secrets, know how or proprietary techniques, including processes and substances, or rights thereto of others, that could materially adversely affect the use thereof by the Company.

                          (xviii) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been described or filed as required.

                          (xix)   The Company and each of the Company
         Subsidiaries is conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business including, without limitation, all applicable local, state, federal and foreign environmental laws and regulations, except where the failure to so comply would not have a material adverse effect on the business or financial condition of the Company and the Company Subsidiaries, taken as a whole.

                          (xx) Neither the Company nor any of the Company Subsidiaries has directly or indirectly, at any time (i) made any unlawful contributions to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.





                                       7.

                          (xxi)   The Company and each of the Company
         Subsidiaries maintains insurance of the types and in the amounts reasonably adequate for its business, including, but not limited to, general liability insurance and insurance covering all real and personal property owned or leased by the Company and each of the Company Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of the which insurance is in full force and effect.

                          (xxii) Ernst & Young LLP, who have audited the consolidated financial statements of the Company filed with the Commission as part of the Registration Statement, are independent auditors as required by the Act and the Rules and Regulations.

                          (xxiii) The Company has and at the Closing Date (as hereinafter defined) will have (a) good, marketable and valid title to all the Exchange Shares delivered by the Company to the Exchange Agent pursuant to the Indenture and the Exchange Agreement and (b) full right, power and authority to enter into the Indenture and the Exchange Agreement and to assign, transfer and deliver such Exchange Shares, free of any voting trust arrangements, liens, encumbrances, security interests, equities and claims; and the Company has deposited with the Exchange Agent certificates in negotiable form for the Exchange Shares as provided in the Indenture; the Exchange Shares if and when delivered upon exchange of the Notes in accordance with the terms of the Indenture, will be duly and validly issued, fully paid and nonassessable, and good and valid title thereto, free of any liens, encumbrances, security interests, equities and claims, will be transferred to the persons entitled to receive such Exchange Shares under the Indenture (assuming that they are bona fide purchasers within the meaning of the Uniform Commercial Code).

                          (xxiv) The Company has reviewed carefully the Target Information disclosed in the Registration Statement and nothing has come to the Company's attention that leads it to believe that the Target Information included in the Registration Statement, or any amendment thereto, at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          (xxv) The Company is not an "investment Company" within the Investment Company Act of 1940, as amended.

                 (b)      Target represents, warrants and agrees as follows:

                          (i) The Target Information has been prepared by Target in conformity with the requirements of the Act and the Rules and Regulations and has been filed with the Commission under the Act. Target meets all requirements for use of Form S-3 under the Act. Copies of such registration statement, including any amendments thereto, the





                                       8.

         preliminary prospectuses (meeting the requirements of Rule 430A of the Rules and Regulations), exhibits, financial statements and schedules contained therein, as finally amended and revised, have heretofore been delivered by the Company to you. The Registration Statement has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement.

                (ii) Each of Target and its majority owned subsidiaries (collectively, the "Target Subsidiaries") and Target-CMI, Inc. (the "Joint Venture") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; each of Target, the Target Subsidiaries and the Joint Venture is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, except where the failure to qualify would not have a material adverse effect upon the business or property of Target and the Target Subsidiaries, taken as a whole. Except for the Joint Venture, Target's shares of the outstanding capital stock of the Target Subsidiaries are free and clear of all claims, liens, charges and encumbrances; all of the issued and outstanding shares of capital stock of the Target Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. Target owns 50% of the outstanding capital stock of the Joint Venture free and clear of all claims, liens, charges and encumbrances; the issued and outstanding shares of the Joint Venture owned by the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                (iii) Target has authorized and outstanding capital stock as set forth under the heading "Description of the Target Common Stock" in the Prospectus; the outstanding shares of Common Stock of Target (including the Exchange Shares) have been duly authorized and validly issued, free for preemptive or similar rights, are fully paid and non-assessable and have been issued in material compliance with all federal and state securities laws; no stockholder of Target has any right pursuant to any agreement that has not been waived to require Target to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated herein; all necessary and proper corporate proceedings have been taken by Target in order to authorize the sale of the Common Stock and no further approval or authority of the Company or by the stockholders or the Board of Directors of Target is required for the Exchange Shares to be exchanged for the Notes as contemplated herein.

                          (iv) The Common Stock conforms with the statements concerning such stock made in the Registration Statement in all material respects. Except as specifically disclosed in the Registration Statement and the financial statements of Target and the related notes thereto, Target does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or





                                       9.

         obligations convertible into, or any contracts or commitments to issue or sell shares of its capital stock or any such options, rights, convertible securities or obligations. The descriptions of Target's stock option and other stock-based plans, and of the options or other rights granted and exercised thereunder, set forth in the Prospectus, are accurate summaries and fairly present the information required to be shown with respect to such plans and rights in all material respects.

                (v) Target has not received from the Commission any order preventing or suspending the use of any Preliminary Prospectus relating to the proposed registration of the Target Common Stock nor instituted or, to the knowledge of Target, threatened instituting proceedings for that purpose. Insofar as it relates to Target, the Registration Statement contains and the Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein by, and in all respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Target makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, other than the Target Information.

                (vi) The consolidated financial statements of Target and the Target Subsidiaries, taken as a whole, together with related notes and schedules as set forth in the Registration Statement, present fairly the consolidated financial position and the consolidated results of operations of Target and the Target Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data and schedules included in the Target Information, present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. No other financial statements or schedules relating to Target are required to be included in the Registration Statement.

                (vii) There is no action, suit or proceeding pending or, to the knowledge of Target, after due inquiry, threatened against Target or the Target Subsidiaries before any court or regulatory, governmental or administrative agency or body that could reasonably be expected to result in any material adverse change in the business or condition financial or otherwise) or





                                      10.

         results of operations of Target and the Target Subsidiaries, taken as a whole, except as specifically described in the Registration Statement. Neither Target nor any of the Target Subsidiaries is a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body that could reasonably be expected to result in any material adverse change in the business condition (financial or otherwise) or results of operations of Target and the Target Subsidiaries taken as a whole.

                          (viii) Target and each of the Target Subsidiaries has good and marketable title to all of the properties and assets owned by it reflected in either the financial statements or as described in the Registration Statement and is subject to no lien, mortgage, security interest, pledge or encumbrance (other than easements, if any) of any kind, except those reflected in such financial statements or as described in the Registration Statement and except for such encumbrances that, individually or in the aggregate, would not have a material adverse effect on the Target and the Target Subsidiaries, taken as a whole. Target and each of the Target Subsidiaries occupies its leased properties under valid and binding leases conforming to the description thereof set forth in the Registration Statement.

                          (ix) Target and each of the Target Subsidiaries has filed all foreign, federal, state and local income tax returns that have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it. There is no tax deficiency that has been or might reasonably be expected to be asserted or threatened against Target or of the Target Subsidiaries that could materially adversely affect the business operations or property of Target and the Target Subsidiaries, taken as a whole. Target and each of the Target Subsidiaries has paid all sales, use and transfer taxes applicable to it and its business and operations that were or are due. Neither Target nor the Target Subsidiaries has received any notice of deficiency or claim for payment from any governmental or regulatory body with respect to such sales, use or transfer taxes which relates to liabilities that are, individually or in the aggregate, material to Target's consolidated financial condition.

                          (x) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, (a) there has not been any material adverse change or development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of Target and the Target Subsidiaries, taken as a whole, or the earnings, business affairs or management of Target or the Target Subsidiaries, whether or not occurring in the ordinary course of business, (b) there has not been any material transaction entered into by Target or the Target Subsidiaries, other than transactions in the ordinary course or transactions specifically described in the Registration Statement, as it may be amended or supplemented, (iii) neither Target nor the Target Subsidiaries has sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity, not covered by insurance, (iv) neither Target nor the Target Subsidiaries has paid or declared any dividends or other distribution with respect to its capital stock, except as described in the Registration Statement, and Target is not in default in the payment of principal of or interest on any outstanding debt obligations and (v) there has not been any change in the





                                      11.

         capital stock (other than the exercise or grant of stock options or purchase of shares pursuant to the Target's stock option and stock purchase plans described in the Registration Statement) or material increase in indebtedness of Target. Neither Target nor the Target Subsidiaries has any material contingent obligation that is not disclosed in the Registration Statement (or contained in the financial statements or related notes thereto), as such may be amended or supplemented.

                          (xi) Neither Target nor the Target Subsidiaries is in violation or default under any provision of its certificate of incorporation or bylaws, or any of its agreements, leases, licenses, contracts, franchises, mortgages, permits, deeds of trust, indentures or other instruments or obligations to which Target or the Target Subsidiaries is a party or by which it or any of its properties is bound or may be affected, except where such violation or default would not have a material adverse effect on the business or financial condition of Target or the Target Subsidiaries.

                          (xii) The execution and performance of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of, or violation of, any of the terms or provisions of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any indenture, license, mortgage, lease, franchise, permit, deed of trust or other agreement or instrument to which Target or the Target Subsidiaries is a party or by which the Target or the Target Subsidiaries or any of their property may be bound or affected, except where such breach, violation or default would not have a material adverse effect on the business or financial condition of Target and the Target Subsidiaries, taken as a whole, or violate any of the provisions of the certificate of incorporation or bylaws of the Target or the Target Subsidiaries, or violate any order, judgment, statute, rule or regulation applicable to Target or the Target Subsidiaries of any court or of any regulatory, administrative or governmental body or agency having jurisdiction over Target or the Target Subsidiaries or any of their property.

                          (xiii) Target has the legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Target.

                          (xiv) Each approval, registration, qualification, license, permit, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body or agency necessary in connection with the execution and delivery by Target of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the NASD or may be necessary to qualify the Target Common Stock for public offering by the Underwriter under state securities or Blue Sky laws) has been obtained or made and each is in full force and effect.





                                      12.

                (xv) Except as otherwise expressly described in the Registration Statement, Target owns or possesses adequate and sufficient rights to use all patents, patent rights, trade secrets, licenses or royalty arrangements, trademarks and trademark rights, service marks, trade names, copyrights, know how or proprietary techniques or rights thereto of others, and governmental, regulatory or administrative authorizations, orders, permits, certificates and consents necessary for the conduct of the business of Target and the Target Subsidiaries, except where the failure to possess such would not have a material adverse effect on the business or financial condition of Target and the Target Subsidiaries, taken as a whole; except as otherwise expressly disclosed in the Registration Statement Target is not aware of any material pending or threatened action, suit, proceeding or claim by others, either domestically or internationally, that Target or the Target Subsidiaries is violating any patents, patent rights, copyrights, trademarks or trademark rights, inventions, service marks, trade names, licenses or royalty arrangements, trade secrets, know how or proprietary techniques or rights thereto of others, or governmental, regulatory or administrative authorizations, orders, permits, certificates and consents; except as otherwise expressly described in the Registration Statement, Target is not aware of any rights of third parties to, or any infringement of, any of Target's trademarks or trademark rights, copyrights, licenses or royalty arrangements, trade secrets, know how or proprietary techniques, including processes and substances, or rights thereto of others, that could materially adversely affect the use thereof by Target; except as otherwise expressly disclosed in the Registration Statement Target is not aware of any pending or threatened material action, suit, proceeding or claim by others challenging the validity or scope of any of such trademarks or trademark rights, copyrights, licenses or royalty arrangements, trade secrets, know how or proprietary techniques, including processes and substances, or rights thereto of others, that could materially adversely affect the use thereof by Target.

                          (xvi) There are no contracts or other documents relating to Target required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been described or filed as required.

                          (xvii) Target and the Target Subsidiaries are conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which each of them is conducting business including, without limitation, all applicable local, state, federal and foreign environmental laws and regulations, except where the failure to so comply would not have a material adverse effect on the business or financial condition of Target and the Target Subsidiaries, taken as a whole.

                          (xviii) Neither Target nor the Target Subsidiaries has directly or indirectly, at any time (i) made any unlawful contributions to any candidate for public





                                      13.

         office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                          (xix) Target and each of the Target Subsidiaries maintains insurance of the types and in the amounts reasonably adequate for its business, including, but not limited to, general liability insurance and insurance covering all real and personal property owned or leased by Target and each of the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of the which insurance is in full force and effect.

                          (xx) Ernst & Young LLP, who have audited the consolidated financial statements of Target filed with the Commission as part of the Registration Statement, are independent auditors as required by the Act and the Rules and Regulations.

                          (xxi) Target's Common Stock is currently authorized for trading on the National Association of Securities Dealers Nasdaq National Market.

         2. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriter and the Underwriter agrees to purchase the Firm Notes at the purchase price of ___% of the principal amount thereof.

                 Payment for the Notes to be sold hereunder is to be made in New York Clearing House (next-day) funds by certified or bank cashier's check(s) drawn to the order of the Company, delivery of certificates therefor to the Underwriter. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland, at 10:00 A.M., Baltimore time, on the fifth business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange, Inc. is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.) The certificates for the Notes will be delivered in denominations of $1,000 and integral multiples thereof and will be made available for inspection by the Underwriter at least one business day prior to the Closing Date.

                 In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company grants an option to the Underwriter to purchase the Option Notes at the price set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part but only once and at any time upon written notice given within 30 days after the date of the Prospectus, by you to the Company setting forth the principal amount of Option Notes as to which the Underwriter is





                                      14.

exercising the option, the names and denominations in which the Option Notes are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for the Option Notes are to be delivered shall be determined by the Underwriter but shall not be earlier than three nor later than ten full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The option with respect to the Option Notes granted hereunder may be exercised only to cover over-allotments in the sale of the Notes by the Underwriter. You may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Notes shall be made on the Option Closing Date in New York Clearing House next-day funds by certified or bank cashier's check(s) drawn to the order of the Company against delivery of certificates therefor at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland.

         3. Offering by the Underwriter. It is understood that the Underwriter is to make a public offering of the Notes as soon as it deems it advisable to do so. The Firm Notes are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Underwriter may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Notes are purchased pursuant to Section 2 hereof, the Underwriter will offer them to the public on the foregoing terms.

         4. Covenants of the Company and Target. Each of the Company and Target covenant and agree with the Underwriter that:

                 (a) The Company and Target will (i) prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations and (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Underwriter shall not previously have been advised and furnished with a copy or to which the Underwriter shall have reasonably objected in writing or that is not in compliance with the Rules and Regulations.

                 (b) The Company and Target will advise the Underwriter and its counsel promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for the purpose, and the Company and Target will use their respective best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.





                                      15.

                 (c) The Company and Target will cooperate with the Underwriter in endeavoring to qualify the Notes and the Target Common Stock for sale under the securities laws of such jurisdictions as the Underwriter may have designated in writing and will make such applications, file such documents, and furnish such information as may be required for that purpose, provided that neither the Company not Target shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company and Target will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Underwriter may request for distribution of the Notes.

                 (d) The Company will deliver to, or upon the order of, the Underwriter, from time to time, as many copies of any Preliminary Prospectus as the Underwriter may reasonably request. The Company will deliver to, or upon the order of, the Underwriter during the period when delivery of a Prospectus is required under the Act, as any copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Underwriter may reasonably request. The Company and Target will deliver to the Underwriter at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriter such number of copies of the Registration Statement but without exhibits, and of all amendments thereto, as the Underwriter may reasonably request.

                 (e) If during the period in which a Prospectus is required by law to be delivered by the Underwriter or dealer any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Underwriter, it becomes necessary to amend or supplement the Prospectus relating to the Notes in order to make the statements therein in light of the circumstances existing at the time such Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus relating to the Notes to comply with any law, the Company and Target promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to such Prospectus so that such Prospectus as so amended or supplemented will not, in light of circumstances when it is so delivered, be misleading, or so that such Prospectus will comply with law.

                 (f) The Company and Target will make generally available to their respective security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (that need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations, and the Company will advise you in writing when such statement has been so made available.





                                      16.

                 (g) The Company and Target will, for so long as any Notes are outstanding, but in no event less than five years from the Closing Date, deliver to the Underwriter copies of annual reports and copies of all other documents, reports and information furnished by the Company and Target to their respective stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company and Target will deliver to the Underwriter similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, that are not consolidated in the Company's or Target's respective financial statements.

                 (h) Neither the Company nor Target will offer, sell or otherwise dispose of any Shares of Common Stock (or securities convertible into Common Stock) for a period of 90 days after the date of this Agreement, directly or indirectly, other than (A) with the prior written consent of the Underwriter or (B) pursuant to the grant by Target of stock options under Target's stock option plans, the exercise of stock options covered under such plans or the sale of shares under Target's stock purchase plan described in the Registration Statement or (C) in exchange for Notes in accordance with the terms of the Indenture and the Exchange Agreement.

                 (i) The Company and Target will use their best efforts to cause the Notes to be authorized for quotation on the Nasdaq SmallCap Market and to continuously maintain such listing as long as any of the Notes remain outstanding.

                 (j) Subject to the provisions of subsection 4(k), Target will, for so long as any Notes remain outstanding and exchangeable for shares of Target Common Stock, (i) prepare and file with the Commission such post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective; (ii) cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 of the Rules and Regulations (or any similar provisions then in force); (iii) in all other respects comply with the Act and the Rules and Regulations with respect to the exchange of Notes for Exchange Property in accordance with the terms of the Indenture; (iv) notify the Trustee, the Exchange Agent and the Underwriter promptly upon the filing of any prospectus supplement or post-effective amendment and supply as many copies of the Prospectus as amended or supplemented as shall reasonably be requested to the Trustee, the Exchange Agent and the Underwriter. The Underwriter shall be notified promptly of the need for any such amendment or supplement, and no such amendment or supplement shall be used or filed without the prior consent of the Underwriter, which consent shall not be unreasonably withheld.

                 (k) Notwithstanding the provisions of Subsection 4(j), Target may upon notice to the Exchange Agent and the Underwriter (prior to or following receipt of any notice of exchange of Notes for shares of Common Stock), suspend for up to 90 consecutive days following such notice Target's obligation to supplement or amend the Registration Statement in the event that, in the opinion of the Board of Directors of Target, such supplement or amendment would be detrimental to Target insofar as it would require the disclosure of material, nonpublic information not otherwise then required to be disclosed in accordance with Target's reporting obligations under the Exchange Act. Target may not exercise the foregoing right to suspend its obligation to supplement or amend the Registration Statement (i) for more than one consecutive 90-day








                                      17.

period during any consecutive 365-day period, (ii) during the period following any notice by Collagen of its exercise of its option to redeem Notes in accordance with the terms of the Indenture and prior to the completion of such redemption (provided that Collagen has notified Target at least five days prior to Collagen's notice of such redemption), (iii) following notice of a Change in Control of Collagen that permits the holders of Notes to require redemption of Notes and prior to the date on which such redemption right terminates, or (iv) on or after April 25, 2002 and so long as any Notes remain outstanding and exchangeable for shares of Common Stock. In the event of any such suspension by Target, the Company shall, in accordance with the terms of the Indenture, pay cash in lieu of delivering Target Common Stock upon any exchange during the period of such suspension. Target agrees to terminate the period of suspension prior to the end of the 90-day period by notice to the Exchange Agent and the Company in the event that the amendment or supplement to the Registration Statement no longer requires the detrimental disclosure of material, nonpublic information.

                 (l) The Company will apply the net proceeds from the sale of the Notes for the purposes set forth in the Prospectus.

         5. Costs and Expenses. The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company and Target under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company and Target; the fees and disbursements of counsel for the Company and Target; the cost of word processing, printing and delivering to, or as requested by, the Underwriter copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Exchange Agreement, the Underwriter Selling Memorandum, and Blue Sky Memorandum and any supplements or amendments thereto, the fees of the Trustee and the Exchange Agent and counsel to the Trustee and the Exchange Agent; the filing fees of the Commission; the filing fees and expenses including legal fees incident to any required review by the NASD of the terms of the sale of the Notes, the listing fee of the Nasdaq SmallCap Market, rating agency fees and expenses; and the expenses, including the fees and disbursements of counsel for the Underwriter, incurred in connection with the qualification of the Notes and the Target Common Stock under state securities or Blue Sky laws (up to an aggregate of $15,000). The Company shall not, however, be required to pay for any of the Underwriter's expenses (other than those related to state securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in section 7 hereof are not satisfied, or because this Agreement is terminated by the Underwriter pursuant to Section 6 hereof, or by reason of any failure, refusal or inability on the part of the Company or Target to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of the Underwriter, then the Company shall reimburse the Underwriter for out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Notes or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to the Underwriter for damages on account of loss of anticipated profits from the sale by them of the Notes.

         6. Conditions of Obligations of the Underwriter. The obligation of the Underwriter to purchase the Notes on the Closing Date and the Option Notes, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case





                                      18.

may be, of the representations and warranties of the Company and Target contained herein, and to the performance by the Company and Target of each of their covenants and obligations hereunder and to the following additional conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company or Target, shall be contemplated by the Commission.

                 (b) The Underwriter shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Venture Law Group, P.C., counsel for the Company and Target, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriter to the effect that:

                          (i) Each of the Company, Target, the Company Subsidiaries and the Target Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. To such counsel's knowledge, except for the Joint Venture, ___________ are the Company's only subsidiaries and ____________ are Target's only subsidiaries;
         and all of the issued and outstanding shares of capital stock of the Company Subsidiaries and Target Subsidiaries have been duly authorized and validly issuable and are fully paid and non-assessable.

                          (ii) The authorized outstanding capital stock of the Company conforms as to legal matters to the description thereof set forth in the Prospectus under the caption "Capitalization of Collagen"; the authorized capital stock of Target conforms as to legal matters to the description thereof set forth in the Prospectus under the caption "Description of Target Common Stock"; the outstanding shares of Common Stock of Target, including the Exchange Shares, have been duly authorized and validly issued, were issued free from prescriptive or similar rights, and are fully paid and non-assessable. To such counsel's knowledge no stockholder of Target has any right pursuant to any agreement known to counsel that has not been waived to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated herein. All necessary corporate proceedings have been taken in order to validly authorize the sale of the Notes and deposit of the Exchange Shares with the Exchange Agent in accordance with the terms thereof, and no further approval or authority of the stockholders or the Board of Directors of the Company or Target is required for the sale of the Notes as contemplated herein and the performance by the Company of the terms of the Indenture.





                                      19.

                          (iii) The Indenture has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company enforceable in accordance with its terms and has been duly qualified under the Trust Indenture Act (subject to customary exceptions relating to bankruptcy, equity and similar matters).

                          (iv) The Notes have been duly authorized, and when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, will be validly issued and outstanding, and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture (subject to customary exceptions relating to bankruptcy, equity and similar matters).

                          (v)     The Exchange Agreement has been duly
         authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms (Subject to customary exceptions relating to bankruptcy, equity and similar matters).

                          (vi) The certificates evidencing the Notes to be delivered hereunder are in due and proper form.

                          (vii) Except as disclosed in the Registration Statement or incorporated therein by reference, to such counsel's knowledge, Target has no outstanding options to purchase, or preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of its capital stock or any such options, rights, convertible securities or obligations (other than options issued under Target's stock option plans).

                          (viii) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b).

                          (ix) The Registration Statement, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (except that such counsel need express no opinion as to the financial statements, schedules and other financial and statistical information included therein, information supplied by the Underwriter for use therein, information relating to patents, trademarks and other intellectual property matters, information relating to regulatory matters or that part of the Registration Statement that constitutes the Form T-1).





                                      20.

                          (x)     The statements under the captions
         Description of the Notes," "Description of Target Common Stock," "Beneficial Ownership of Target Common Stock By Collagen and
         Certain Other Relationships" and "Certain United States Federal Income Tax Consequences" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, in all material respects accurately present the information called for with respect to such documents and matters of law set forth therein; provided that such counsel shall not be required to express any opinion as to the determination of the amount of original issue discount attributable to the Notes.

                          (xi) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described as required.

                          (xii) To such counsel's knowledge, there is no action, suit or proceeding pending or threatened against the Company, Target, any Company Subsidiary or any Target Subsidiary before any court or regulatory, governmental or administrative agency or body of a character required to be disclosed in the Prospectus pursuant to the Act and the Rules and Regulations that is not disclosed and that would not have a material adverse effect on the consolidated financial condition of the Company or Target. To such counsel's knowledge, neither the Company, Target, any Company Subsidiary nor any Target Subsidiary is a party or subject to provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body or agency that are not so disclosed and the effect of which would be material and adverse to the consolidated financial condition of the Company or Target.

                          (xiii) To such counsel's knowledge, the execution and performance of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in the breach of, or violation of, any of the terms or provisions of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company, Target, any Company Subsidiary or any Target Subsidiary is a party or by which any of them or their property may be bound, that have been filed or incorporated by reference as exhibits to the Registration Statement, except where such breach, violation or default would not have a material adverse effect on the consolidated financial condition of the Company or Target, or violate any of the provisions of the Certificate of Incorporation or bylaws of the Company, Target, any Company Subsidiary or any Target Subsidiary or, to such counsel's knowledge, violate any U.S. federal or California material statute, judgment, decree, order, rule or regulation known to such counsel of any court or of any governmental, regulatory or administrative body or agency having jurisdiction over the Company, Target, any Company Subsidiary or any Target Subsidiary or any of their property (other than as may be required by the NASD or as required by state securities or Blue Sky Laws as to which such counsel need express no opinion).





                                      21.

                          (xiv) Each of the Company and Target has the corporate power and authority to enter into this Agreement on behalf of itself and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by each of the Company and Target.

                          (xv) To such counsel's knowledge, each approval, consent, order, authorization, designation, registration, permit, qualification, license, declaration or filing by or with any regulatory, administrative or governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by state securities and Blue Sky Laws as to which such counsel need express no opinion) has been obtained or made and each is in full force and effect except to the extent as would not have a material adverse effect on the Company's consolidated financial condition.

                 As to factual matters, such counsel may rely on certificates obtained from officers of the Company and Target and from public officials.
In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel that leads them to believe that the Registration Statement, or any amendment thereto, at the time the Registration Statement, or any amendment thereto, at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or any amendment or supplement thereto, at the time it was filed pursuant to Rule 424(b) or at the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to patents or similar proprietary rights, financial statements, schedules and other financial information and statistical data and information included therein or information supplied by the Underwriter for use therein). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth in their opinion, but is without independent check and verification. Such counsel may rely upon the opinion of other counsel with respect to matters arising under the laws of any jurisdiction other than California, federal laws of the United States or the General Corporation Law of the State of Delaware.

         (c) The Underwriter shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Hyman Phelps & McNamara, special regulatory counsel for the Company and Target, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriter to the effect that:

                 (i) The statements in the Registration Statement and the Prospectus under the captions "Risk Factors--Governmental Regulation," "Risk Factors--Third-Party Reimbursement," "Business--Governmental Regulation and Product Testing," "Business--Third-Party Reimbursement" and other statements in the Registration Statement and the Prospectus that discuss Food and Drug Administration regulatory matters, to the best of such counsel's knowledge and belief, are accurate and complete statements or summaries of the matters set forth.





                                      22.

         In addition, such counsel shall state that, although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective nor on the Closing Date or the Option Closing Date, as the case may be, the description of the regulatory situation of the Company and Target and the other statements under the captions "Risk Factors--Governmental Regulation." "Risk Factors--Third Party Reimbursement," "Business--Governmental Regulation and Product Testing" and "Business--Third Party Reimbursement" in the Registration Statement and Prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein no misleading.

                 (d) The Underwriter shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Morrison & Foerster, special patent counsel for the Company and Target, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriter to the effect that:

                          (i) The statements in the Registration Statement under the captions "Risk Factors--Risk Factors Relating to Collagen--Patents and Proprietary Technology," "Risk Factors--Risk Factors Relating to Target--Patents and Proprietary Technology," "Business of Collagen--Litigation" and "Business of Target--Patents, Trade Secrets and Licenses" and other statements in the Registration Statement and Prospectus that discuss patents and proprietary rights, to the best of such counsel's knowledge and belief, are accurate and complete statements or summaries of the matters therein set forth.

                          (ii) To the best of such counsel's knowledge, each of the Company and Target owns or possesses adequate and sufficient rights to use all patents and patent rights necessary for the conduct of their respective business, except where the failure to possess the same would not have a material adverse effect on the business or financial condition of either the Company or Target; such counsel is not aware of any pending or threatened action, suit, proceeding or claim by others, either domestically or internationally, that the Company or Target is violating any patents, patent rights, or rights thereto of others, the existence of which could reasonably be expected to have a material adverse effect on the business or financial condition of either the Company or Target; except as set forth in the Prospectus such counsel is not aware of any rights of third parties to, or any infringement of, any of the Company's or Target's patents or patent rights, the existence of which reasonably could be expected to have a material adverse affect on the business or financial condition of either the Company or Target; and except as set forth in the Prospectus such counsel is not aware of any pending or threatened action, suit, proceeding or claim by others challenging the validity of scope of any of such patents or patent rights, or rights thereto of others, the existence of which could reasonably be expected to have a material adverse affect on the business or financial condition of either the Company or Target.





                                      23.

         In addition, such counsel shall state that, although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective nor on the Closing Date or Option Closing Date, as the case may be, the description of the patent situation of either the Company or Target and the statements made under the captions "Risk Factors--Factors Relating to Collagen--Patents and Proprietary Technology," "Risk Factors--Risk Factors Relating to Target--Patents and Proprietary Technology," "Business of Collagen--Litigation," and "Business of Target--Patents, Trade Secrets and Licensing" contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (e) The Underwriter shall have received from Cooley Godward Castro Huddleson & Tatum, counsel for the Underwriter, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect that: (i) each of the Company and Target is a validly organized and existing corporation under the laws of the State of Delaware, (ii) the Notes and the Common Stock conform to the description thereof contained in the Prospectus; (iii) the Registration Statement has become effective under the Act and to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act; (iv) the Registration Statement, all Preliminary Prospectuses, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations thereunder (except that such counsel need express no opinion as to the financial statements, schedules and other financial or statistical information included therein); and (v) this Agreement has been duly authorized, executed and delivered by the Company and Target. In rendering such opinion, Cooley Godward Castro Huddleson & Tatum may rely as to all matters governed other than by California, the corporate laws of Delaware or Federal securities laws on the opinion of counsel referred to in paragraph (b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel that leads them to believe that the Registration Statement, the Prospectus or any amendment thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or any amendment or supplement thereto, at the time it was filed pursuant to Rule 424(b) or at the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to patent or similar proprietary rights, financial statements, schedules and other financial information included therein). With respect to such statement, Cooley Godward Castro Huddleson & Tatum may state that their belief is based upon the procedures set forth therein, but is without independent check or verification.





                                      24.

                 (f) The Underwriter shall have received at or prior to the Closing Date from Cooley Godward Castro Huddleson & Tatum a memorandum or summary, in form and substance satisfactory to the Underwriter, with respect to the qualification for offering and sale by the Underwriter of the Notes under the state securities or Blue Sky laws of such jurisdictions as the Underwriter may reasonably have designated to the Company.

                 (g) The Underwriter shall have received on the Closing Date or the Option Closing Date, as the case may be, a signed letter from Ernst & Young LLP, dated the Closing Date or the Option Closing Date, as the case may be, that shall confirm, on the basis of performing the procedures set forth in the letter signed by such firm and dated and delivered to the Underwriter on the date hereof, that nothing has come to their attention during the period from not more than five business days prior to the date hereof, to a date not more than five business days prior to the Closing Date or the Option Closing Date, as the case may be, that would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date or the Option Closing Date, as the case may be. All such letters shall be in form and substance satisfactory to the Underwriter.

                 (h) The Underwriter shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of each Chief Executive Officer of each of the Company and Target to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, he represents as follows:

                          (i) The Registration Statement has become effective under the Act and, to the best of his knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are contemplated or threatened by the Commission.

                          (ii) To the best of his knowledge after due inquiry, no litigation has been instituted or threatened against the Company or Target, as applicable, of a character required to be disclosed in the Registration Statement that is not so disclosed; to the best of his knowledge after due inquiry, there is no contract required to be filed as an exhibit to the Registration Statement that is not so filed; and the representations and warranties of the Company and Target, as applicable, contained in Section 1 hereof are true and correct in all material respects as of the Closing Date or the Option Closing Date, as the case may be.

                          (iii) With respect to the Chief Executive Officer of the Company, he has carefully examined the Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, in all material respects, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in this opinion, since the effective date of the Registration Statement, no event has





                                      25.

         occurred that should have been set forth in a supplement to or an amendment of the Prospectus that has not been so set forth in such supplement or amendment; provided, however, that insofar as such representations relate to the Target Information, they be made only to the best knowledge and belief of the Company's Chief Executive Officer.

                          (iv) With respect to the Chief Executive Officer of Target, he has carefully examined the Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration Statement, the Target Information contained in the Registration Statement were true and correct, in all material respects, and Target Information such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in his opinion, since the effective date of the Registration Statement, no event has occurred that should have been set forth in a supplement to or an amendment of the Prospectus that has not been so set forth in such supplement or amendment.

                 (i) The Company and Target shall have furnished to the Underwriter such further certificates and documents confirming the representations and warranties contained herein and related matters as the Underwriter may reasonably have requested.

                 (j) The Company and Target shall have delivered to you, on the date hereof, a written agreement from each officer and director of the Company and Target that provides that such person will not, for 90 days after the effective date of the Registration Statement, offer to sell, contract to sell or otherwise sell or dispose of, any shares of Target Common Stock, any options or warrants to purchase any shares of Target Common Stock, or any securities convertible into or exchangeable for shares of Target Common Stock owned directly by such person or with respect to which such person has the power of disposition, other than (i) as a gift or gifts, provided the donee or donees thereof agree to be bound by this restriction or (ii) with the prior written consent of the Underwriter. Each of the Company's and Target's officers and directors, and certain key employees shall be bound by the foregoing provision for a period of 90 days after the effective date of the Registration Statement.

                 (k) The Firm Notes and Option Notes, if any, have been approved for designation upon notice of issuance on the National Association of Securities Dealers Nasdaq SmallCap Market.

                 The opinions and certificates described in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all respects reasonably satisfactory to the Underwriter and to Cooley Godward Castro Huddleson & Tatum, counsel for the Underwriter.

                 If any of the conditions hereinabove provided for in this
Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriter hereunder may be terminated by the Underwriter by notifying the Company of such





                                      26.

termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be. In such event, the Company, Target and the Underwriter shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

         7. Conditions of the Obligations of the Company. The obligations of the Company to sell and deliver the portion of the Notes required to be delivered as and when specified in this Agreement are subject to the condition that, at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

         8.      Indemnification.

        (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter, within the meaning of the Act, against any losses, claims, damages or liabilities to which the Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty or covenant of the Company herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter and each such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that (i) the Company will not be liable pursuant to the foregoing clauses (ii) and (iii) to the extent that any such loss, claim, damage or liability is finally judicially determined to have arisen out of or to be based upon Target Information, (ii) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement, or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or Target by the Underwriter specifically for use in the preparation thereof (which the parties hereto agree is limited solely to that information contained on the cover page of the Prospectus or Preliminary Prospectus or in the section thereof entitled "Underwriting"), and
(iii) such indemnity with respect to any preliminary Prospectus shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Notes or Exchange Property that are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Notes or Exchange Property to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company and Target may otherwise have.





                                      27.

                 (b) Target agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter, within the meaning of the Act, against any losses, claims, damages or liabilities to which the Underwriter or such controlling person may become subject under the Act or otherwise insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty or covenant of Target herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter and each such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that (A) Target will be liable pursuant to the foregoing clauses (ii) and (iii) only to the extent that any such loss, claim, damage or liability arises out of or is based upon the Target Information and (B) without limiting (A), Target will not be liable in any such case to the extent any such loss, claim, damage or liability arises out of or is based upon an untrue statement, or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or Target by the Underwriter specifically for use in the preparation thereof (which the parties hereto agree is limited solely to that information contained on the cover page of the Prospectus or Preliminary Prospectus or in the section thereof entitled "Underwriting"), and (iii) such indemnity with respect to any preliminary Prospectus shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Notes or Exchange Property that are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Notes or Exchange Property to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability that Target may otherwise have.

                 (c) The Underwriter will indemnify and hold harmless the Company and Target, each of their respective directors, each of their respective officers who have signed the Registration Statement, and each person, if any, who controls the Company or Target, within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, Target or any such director, officer, or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by





                                      28.

the Company, Target or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or Target by the Underwriter specifically for use in the preparation thereof (which the parties hereto agree is limited solely to that information contained on the cover page of the Prospectus or Preliminary Prospectus or in the section thereof entitled "Underwriting"). This indemnity agreement will be in addition to any liability that such Underwriter may otherwise have.

                 (d) (i) The Company agrees to indemnify and hold harmless Target, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls Target, within the meaning of the Act, against any losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty or covenant of the Company herein contained,
(ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the prospectus or any amendment or supplement thereto, or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Target, and each such director, offer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that (i) the Company will not be liable pursuant to the foregoing clauses (ii) and (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon Target Information, and (ii) the Company will not be liable to Target in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement, or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or Target by the Underwriter specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have to Target.

                 (ii) Target agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of the Act, against any losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty or covenant of Target herein contained,
(ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the prospectus or any amendment or supplement thereto, or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, and each such director, offer or controlling person in connection with investigating or defending any such loss, claim, damages, liability, action or proceeding; provided, however, that Target will not be liable pursuant to the foregoing clauses (ii) and (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon any information other than the Target Information. This indemnity agreement will be in addition to any liability which Target may otherwise have to the Company.

                 (iii) Nothing in this subsection (d) is intended to affect in any way the obligations of Collagen or Target, on the one hand, to the Underwriter, on the other hand.


                 (e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a), (b), (c) or (d) shall be available to any party who shall fail to give notice as provided in this Section 8(e) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability that it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b), (c) or (d). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be in appropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Sections 8(a) and 8(b) and by the Company and Target in the case of parties indemnified pursuant to Section 8(c) and 8(d). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.





                                      29.

                 (f) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Target on the one hand and the Underwriter on the other from the offering of the Notes and the Common Stock; and, as between the Company and Target, the relative benefits received by each from the offering of the Notes and the Common Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(e) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Target on the one hand and the Underwriter on the other (or, as between the Company and Target, to reflect not only such relative benefits but also the relative fault of the Company and Target) in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Target on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and Target bear to the total underwriting fees and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Target on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company, Target and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection 8(f), (i) the Underwriter shall not be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Notes, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (g) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court





                                      30.

having jurisdiction over any other contributing party, and agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         9. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: if the Underwriter, to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention:
Syndicate Department; if to the Company, to Collagen Corporation, 2500 Faber Place, Palo Alto, California, Attention: Chairman, or to Target Therapeutics, Inc., 47201 Lakeview Boulevard, Fremont, California 94538, Attention:
President with a copy to Venture Law Group, a professional corporation 2800
Sand Hill Road, Menlo Park, California 94025, Attention: Michael W. Hall, Esq.

         10. Termination. This Agreement may be terminated by you by notice to the Company as follows:

                 (a) at any time prior to the earlier of (i) the time the Notes are released by you for sale by notice to the Underwriter, or (ii) 11:30 A.M., Baltimore time, on the first business day following the date of this Agreement;

                 (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or Target, or the earnings, business affairs, management, or business prospects of the Company or Target, whether or not arising in the ordinary course of business,
(ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Notes impracticable or inadvisable, (iii) any suspension of trading in securities on the New York Stock Exchange, Inc. or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that, in your reasonable opinion, materially and adversely affects or will materially or adversely affect the business or operations of the Company or Target, taken individually or as a whole, (v) any declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that, in your reasonable opinion, has a material adverse effect on the securities markets in the United States; or

                 (c)      as provided in Section 6 of this Agreement.





                                      31.

         This Agreement also may be terminated by you, by notice to the Company and Target, as to any obligation of the Underwriter to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Section 6 of this Agreement.

         11. Successors. This Agreement has been and is made solely for the benefit of the Underwriter, the Company and Target and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Notes merely because of such purchase.

         12. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Underwriter or controlling person thereof, or by or on behalf of the Company or Target or their respective directors or officers and
(c) delivery of and payment for the Notes under this Agreement.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES.





                                      32.

         If the foregoing agreement is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates thereof, whereupon it will become a binding agreement among the Company, Target and the Underwriter in accordance with its terms.

                                        Very truly yours,

                                        COLLAGEN CORPORATION


                                        By ____________________________________
                                           Name:  Howard D. Palefsky
                                           Title: Chairman of the Board &
                                                  Chief Executive Officer

                                        TARGET THERAPEUTICS, INC


                                        By ____________________________________
                                           Name:  Gary R. Bang
                                           Title: President & Chief Executive
                                                  Officer

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

ALEX. BROWN & SONS INCORPORATED


By ______________________________
   Name:
   Title:





                                      33.